UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 16, 2024

Commission File Number	Exact Name of Registrant as Specified in its Charter, Principal Executive Office Address and Telephone Number	State of Incorporation	IRS Employer Identification No.
001-33401	Cinemark Holdings, Inc. 3900 Dallas Parkway Plano, Texas 75093 (972) 665-1000	Delaware	20-5490327

033-47040	Cinemark USA, Inc. 3900 Dallas Parkway Plano, Texas 75093 (972) 665-1000	Texas	75-2206284

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

	Title of each class	Trading symbol(s)	Name of each exchange on which registered
Cinemark Holdings, Inc.	Common Stock, par value $0.001 per share	CNK	NYSE
Cinemark USA, Inc.	None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.
On July 16, 2024, Cinemark Holdings, Inc. (“Cinemark Holdings”, the “Company” or “we”, “us” or “our”) issued a press release announcing the expiration of the cash tender offer (the “Tender Offer”) by Cinemark USA, Inc. (“Cinemark USA”), a wholly-owned subsidiary of Cinemark Holdings, to purchase any and all of Cinemark USA’s 5.875% Senior Notes due 2026 (the “5.875% Notes”). At the time of expiration of the Tender Offer, $345,285,000 aggregate principal amount of the 5.875% Notes (85.26%) was validly tendered, which excludes $1,956,000 aggregate principal amount of the Notes that remain subject to guaranteed delivery procedures. Cinemark USA expects to accept for payment all 5.875% Notes validly tendered and not validly withdrawn in the Tender Offer and expects to make payment for the 5.875% Notes on July 18, 2024. A copy of the press release is being furnished as Exhibit 99.1 to this Current Report on
Form 8-K
(this “Report”) and is incorporated herein by reference.
The information described in Item 7.01 of this Report, including Exhibit 99.1, is being furnished, not filed, pursuant to Regulation FD. Accordingly, this information will not be incorporated by reference into any registration statement filed by Cinemark Holdings or Cinemark USA under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of this information is not intended to, and does not, constitute a determination or admission by Cinemark Holdings or Cinemark USA that this information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of Cinemark Holdings or Cinemark USA or any of their affiliates.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits .

Exhibit No.	Exhibit Description

99.1	Press Release dated July 16, 2024.

104	Cover Page Interactive Data File (embedded with the Inline XBRL document).
Forward-looking Statements
This Report includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on information currently available as well as management’s assumptions and beliefs today. These statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from the results expressed or implied by the statements, and investors should not place undue reliance on them. Risks and uncertainties that could cause actual results to differ materially from such statements include:

•	future revenue, expenses and profitability;

•	currency exchange rate and inflationary impacts;

•	the future development and expected growth of our business;

•	projected capital expenditures;

•	access to capital resources;

•	attendance at movies generally or in any of the markets in which we operate;

•	the number and diversity of popular movies released, the length of exclusive theatrical release windows, and our ability to successfully license and exhibit popular films;

•	national and international growth in our industry;

•	competition from other exhibitors, alternative forms of entertainment and content delivery via streaming and other formats;

•	determinations in lawsuits in which we are a party; and

•	the ongoing recovery of our business and the motion picture exhibition industry from the effects of the COVID-19 pandemic and the 2023 writers’ and actors’ guilds strikes.

You can identify forward-looking statements by the use of words such as “may,” “should,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future” and “intends” and similar expressions which are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict. Such risks and uncertainties could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements. In evaluating forward-looking statements, you should carefully consider the risks and uncertainties described in the “Risk Factors” section or other sections in the Company’s Annual Report on Form
10-K
filed February 16, 2024 and Cinemark USA’s Annual Report on Form
10-K
filed on February 16, 2024. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements and risk factors. Forward-looking statements contained in this Report reflect our view only as of the date of this Report. We undertake no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CINEMARK HOLDINGS, INC.
CINEMARK USA, INC.

Date: July 16, 2024	By:	/s/ Michael D. Cavalier
		Name:	Michael D. Cavalier
		Title:	Executive Vice President - General Counsel and Business Affairs & Secretary